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Carolina Power & Light Company
BALANCE SHEETS                                                       March 31             December 31
(In thousands)                                                 1995            1994           1994
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                          ASSETS
Electric Utility Plant
  Electric utility plant in service                      $   9,246,650    $  8,881,884  $   9,190,874
  Accumulated depreciation                                  (3,263,768)     (2,974,558)    (3,196,139)
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         Electric utility plant in service, net              5,982,882       5,907,326      5,994,735
  Held for future use                                           13,195          13,195         13,195
  Construction work in progress                                171,717         260,887        170,390
  Nuclear fuel, net of amortization                            163,159         211,702        171,164
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         Total Electric Utility Plant, Net                   6,330,953       6,393,110      6,349,484
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Current Assets
  Cash and cash equivalents                                     39,858          33,444         80,239
  Accounts receivable                                          284,934         292,473        302,218
  Fuel                                                         103,820          69,595         96,136
  Materials and supplies                                       124,826         119,238        122,720
  Prepayments                                                   50,628          46,308         52,988
  Other current assets                                          26,792          16,437         24,129
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         Total Current Assets                                  630,858         577,495        678,430
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Deferred Debits and Other Assets
  Income taxes recoverable
   through future rates                                        385,089         382,224        384,375
  Abandonment costs                                             67,177         106,450         71,079
  Harris Plant deferred costs                                  123,438         140,484        127,824
  Unamortized debt expense                                      61,933          63,260         63,302
  Miscellaneous other property and investments                 374,338         276,424        360,611
  Other assets and deferred debits                             184,409         188,821        176,058
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         Total Deferred Debits and Other Assets              1,196,384       1,157,663      1,183,249
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            Total Assets                                 $   8,158,195    $  8,128,268  $   8,211,163
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             CAPITALIZATION AND LIABILITIES

Capitalization
  Common stock equity                                    $   2,622,103    $  2,664,101  $   2,586,179
  Preferred stock - redemption not required                    143,801         143,801        143,801
  Long-term debt, net                                        2,591,462       2,514,047      2,530,773
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         Total Capitalization                                5,357,366       5,321,949      5,260,753
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Current Liabilities
  Current portion of long-term debt                            150,050         287,630        275,050
  Notes payable (principally commercial paper)                  95,500           6,700         68,100
  Accounts payable                                             127,234         166,025        285,610
  Taxes accrued                                                 84,086          95,132          4,650
  Interest accrued                                              49,638          51,206         54,569
  Dividends declared                                            70,770          70,022         70,658
  Deferred fuel credit (cost)                                   50,819         (12,078)        28,344
  Other current liabilities                                     61,022          69,369         67,161
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         Total Current Liabilities                             689,119         734,006        854,142
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Deferred Credits and Other Liabilities
  Accumulated deferred income taxes                          1,627,090       1,574,761      1,628,430
  Accumulated deferred investment tax credits                  249,498         260,704        252,051
  Other liabilities and deferred credits                       235,122         236,848        215,787
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         Total Deferred Credits and Other Liabilities        2,111,710       2,072,313      2,096,268
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Commitments and Contingencies (Note 5)

            Total Capitalization and Liabilities         $   8,158,195    $  8,128,268  $   8,211,163
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SCHEDULES OF COMMON STOCK EQUITY
(In thousands)
  Common stock (Note 4)                                  $   1,508,098    $  1,624,114  $   1,510,956
  Unearned ESOP common stock                                  (197,011)       (214,908)      (204,947)
  Capital stock issuance expense                                  (790)           (790)          (790)
  Retained earnings                                          1,311,806       1,255,685      1,280,960
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         Total Common Stock Equity                       $   2,622,103    $  2,664,101  $   2,586,179
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......................................................................................................
See Supplemental Data and Notes to Financial Statements.
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